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MFS(SM)
INVESTMENT MANAGEMENT

MFS(R) Intermediate Income Trust

Annual Report
for Year Ended
October 31, 1997

Dear Shareholders:
U.S. economic momentum remains firm, with almost all recent data still suggesting a healthy combination of robust growth and low inflation. However, as the upheavals in Southeast Asia have broadened to the entire region, at the very least the data suggest a moderation of both global growth and inflation expectations. In the very near term, we believe weaker Asian currencies will help keep a lid on U.S. inflation and will slow export growth. Just how much of an impact these events will have longer term on U.S. growth and earnings, however, remains uncertain. They do, though, suggest that the Federal Reserve Board (the Fed) will stay its hand, at least through the remainder of 1997, as officials evaluate the impact of these events on the U.S. real (inflation-adjusted) economy.


Clearly, the United States stands out as attractive given recent market turmoil around the globe. Domestic fundamentals are strong, inflation remains subdued and, on a relative basis, U.S. yields stand out. For this reason, we have increased the Trust's U.S. allocation to approximately 80% of the portfolio. Yield levels on 10-year maturity U.S. Treasuries, which had climbed to as high as 7.00% in April 1997, have more recently declined to approximately 5.80%, near their low for the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An investment in 10-year Treasuries would have produced a total return of 9.78% over the past 12 months. Similarly, yields on two-year Treasury securities, which peaked at 6.50% during April, declined to 5.60% more recently and would have produced a total return of 6.50%. Although many global trends continue to provide a very positive backdrop for our market, we believe caution is still warranted as our economy approaches full capacity.


The Trust's stock market price, which stood at $7.125 on October 31, 1996, decreased to $7.00 on October 31, 1997, while the net asset value (NAV) price decreased from $7.82 to $7.76, representing a total return of 6.46% based on market price and 7.53% based on NAV. For comparative purposes, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index, an unmanaged index of medium-term Treasury and agency securities, appreciated by 7.31% over this period, while the J.P. Morgan Nondollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, appreciated by 0.12% in local currency terms.


U.S. Government Sector
Earlier in 1997, strong economic momentum led the Fed to raise short-term interest rates slightly in order to forestall inflationary pressures. In anticipation of the March tightening of monetary policy, our strategy has been to de-emphasize intermediate-maturity Treasuries and increase our allocation to very short-maturity Treasuries, offset by a slightly greater emphasis on longer-maturity 10-year Treasuries. Although the extent of additional Fed action over the next several months remains uncertain, we believe the Fed may eventually see a need for further modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities will be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, while reducing exposure to intermediate maturities, we believe we can reduce the portfolio's overall interest-rate sensitivity.

In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. An index, or average, allocation to this sector would be about 36%. Over the course of the year our weighting of this sector was neutral, but we will add to it as opportunities present themselves.


International Sector
Over the past year, we have gradually reduced the Trust's exposure to foreign markets from the 50% allowable maximum to roughly 15% as U.S. interest rates have become increasingly attractive from a global perspective. Throughout this process, we continued to emphasize the higher-yielding European and dollar-bloc markets. According to the J.P. Morgan indices, these markets, such as Italy, Spain, the United Kingdom, and Australia, provided the best local currency performance among the major sovereign bond markets. Core Europe and Japan lagged the U.S. market. The Trust also benefited from our decision to hedge most of its foreign assets back into the U.S. dollar, which appreciated sharply against all major currencies except the British pound. The Trust's 10% allocation to emerging market instruments was a mixed blessing. For most of the year, the Trust benefited from tightening spreads and high current income from this sector. However, the Trust's holdings in Thailand suffered a sharp loss in value at the beginning of the currency crisis that has spread throughout Southeast Asia in the past three months.


The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. We believe there is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. Overall, the turmoil has changed our outlook for the developed bond markets very little. In our view, slower global growth and lower inflation will support core markets such as Germany and the United States and provide the potential for a further rally if the downturn is more severe than the market currently believes. We still believe European monetary union will proceed on schedule with a broad group of participants, and that our investments in Italy and Sweden should therefore benefit from a resumption of spread tightening once the crisis atmosphere subsides. Since Australia and New Zealand are particularly vulnerable to a recession in Asia, we remain quite positive on these markets. In response to the turmoil in the emerging markets, we recently cut our exposure to them to roughly 5%. As the crisis unfolds, we will be looking for opportunities to acquire assets at attractive valuations.

Although the dollar has been strong over the past year, recently it has weakened against European currencies such as the German mark. This reflects, in part, concern over the impact of the Asian crisis on the already large U.S. current-account deficit. At present, the Trust remains fully hedged back into dollars, but we will be watching this situation closely.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[/s/ A. Keith Brodkin]

A. Keith Brodkin
Chairman and President


[/s/ Steven E. Nothern]

Steven E. Nothern
Portfolio Manager


[/s/ Christopher D. Piros]

Christopher D. Piros
Portfolio Manager

November 14, 1997

                             ----------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary

(For the year ended October 31, 1997)


Net Asset Value Per Share
October 31, 1996                  $7.82
October 31, 1997                  $7.76

New York Stock Exchange Price
October 31, 1996                 $7.125
July 28, 1997 (high)*            $7.500
December 17, 1996 (low)*         $6.630
October 31, 1997                 $7.000

*For the period November 1, 1996, through October 31, 1997.



Federal Income Tax Information
on Distributions
(For the year ended October 31, 1997)

Tax Form Summary
In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.


Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1997, our records indicate that there are 16,139 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MIN.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS(R) Intermediate Income Trust, which was held on October 31, 1997, the following actions were taken:

Item 1. The election of Walter E. Robb, III, Arnold D. Scott, and Jeffrey L. Shames as Trustees of the Trust.

                            Numbers of Shares
                                        Withhold
Nominee                 For             Authority
---------------------   -------------   ----------
Walter E. Robb, III     126,893,824     1,853,159
Arnold D. Scott         126,938,878     1,808,105
Jeffrey L. Shames       126,801,718     1,945,265

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Marshall N. Cohan, The Hon. Sir J. David Gibbons, Lawrence H. Cohn, Abby M. O'Neill, J. Dale Sherratt, and Ward Smith.


Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1998.


                     Number of Shares
                    -----------------
        For               126,555,679
        Against               607,806
        Abstain             1,583,498

Investment Objective and Policies
The investment objective of the Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments - October 31, 1997
Bonds - 95.5%


                             Principal Amount
Issuer                         (000 Omitted)            Value
U.S. Bonds - 79.3%
U.S. Federal Agencies - 25.5%
Agency for International
  Development, 6.625s, 2004 ......    $ 14,600   $ 15,082,092
Federal National Mortgage Assn.,
  6.65s, 2002   ..................       8,000      8,000,000
Federal National Mortgage Assn.,
  7.5s, 2003 .....................      20,984     21,473,026
Federal National Mortgage Assn.,
  8.33s, 2005   ..................      20,000     20,990,600
Federal National Mortgage Assn.,
  7.55s, 2007   ..................      18,000     18,464,040
Federal National Mortgage Assn.,
  9s, 2008   .....................          42         44,446
Federal National Mortgage Assn.,
  7s, 2027   .....................     100,368    100,681,615
Federal Home Loan Mortgage
  Corp., 7.5s, 2027   ............      24,476     25,019,118
Government Trust Certificates,
  9.25s, 2001   ..................       6,773      7,194,645
Guaranteed Trade Trust, 7.39s,
  2006 ...........................      36,000     37,914,840
Private Export Funding Corp.,
  9.1s, 1998 .....................       9,000      9,285,480
State of Israel, 6.625s, 2003  ...      15,000     15,485,400
                                                 ------------
                                                 $279,635,302
                                                 ------------
U.S. Government Guaranteed - 53.8%
 Government National Mortgage
  Association - 16.8%
GNMA, 7s, 2023 - 2024 ............    $ 43,013   $ 43,366,468
GNMA, 7.5s, 2022 - 2027  .........      79,107     80,906,636
GNMA, 8s, 2025 - 2026 ............      32,030     33,241,163
GNMA, 8.5s, 2001 - 2009  .........      25,534     26,834,597
                                                 ------------
                                                 $184,348,864
                                                 ------------
 U.S. Treasury Obligations - 37.0%
U.S. Treasury Notes, 9.25s,
  1998 ...........................    $131,250   $134,900,063
U.S. Treasury Notes, 9.125s,
  1999 ...........................      26,600     27,942,502
U.S. Treasury Notes, 5.875s,
  2002 ...........................      22,500     22,616,100
U.S. Treasury Notes, 6.25s,
  2002 ...........................      10,000     10,195,300
U.S. Treasury Bonds, 14.25s,
  2002 ...........................       5,000      6,589,850
U.S. Treasury Bonds, 11.875s,
  2003 ...........................      23,000     29,964,630
U.S. Treasury Bonds, 12.375s,
  2004### ........................      34,500     46,558,785

                             Principal Amount
                               of Contracts
Issuer                         (000 Omitted)           Value
U.S. Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 6.125s,
  2007 ........................    $    20,000   $ 20,434,400
U.S. Treasury Bonds, 10.375s,
  2009 ........................         18,350     22,920,251
U.S. Treasury Bonds, 13.875s,
  2011 ........................         25,500     38,771,985
U.S. Treasury Bonds, 12s, 2013          31,500     46,157,265
                                                 ------------
                                                 $407,051,131
                                                 ------------
  Total U.S. Government Guaranteed  .........    $591,399,995
                                                 ------------
  Total U.S. Bonds   ........................    $871,035,297
                                                 ------------
Foreign Bonds - 16.2%
Australia - 2.1%
Commonwealth of
  Australia, 7.5s, 2005 ...  AUD         3,945   $  3,035,160
Commonwealth of
  Australia, 9.5s, 2003 ...             24,265     20,105,443
                                                 ------------
                                                 $ 23,140,603
                                                 ------------
Italy - 2.1%
Republic of Italy, 9.5s,
  1999   ..................  ITL    16,475,000   $ 10,155,076
Republic of Italy, 8.5s,
  2004   ..................          8,765,000      5,834,362
Republic of Italy, 9.5s,
  2006   ..................         10,450,000      7,499,019
                                                 ------------
                                                 $ 23,488,457
                                                 ------------
New Zealand - 2.1%
Government of New
  Zealand, 8s, 2004  ......  NZD        17,550   $ 11,671,184
Government of New
  Zealand, 8s, 2001  ......             18,330     11,790,796
                                                 ------------
                                                 $ 23,461,980
                                                 ------------
Poland - 2.9%
Government of Poland,
  6.688s, 2024 ............        $    33,750   $ 31,471,875
                                                 ------------
Russia - 1.1%
Russia Ministry Finance,
  9.25s, 2001  ............             12,000   $ 11,766,000
                                                 ------------
Sweden - 1.0%
Kingdom of Sweden, 6s,
  2005   ..................  SEK           800   $    105,324
Kingdom of Sweden,
  10.25s, 2000 ............             62,900      9,290,396
Kingdom of Sweden, 13s,
  2001   ..................             11,200      1,839,651
                                                 ------------
                                                 $ 11,235,371
                                                 ------------

                                Principal
                                 Amount
                              of Contracts
Issuer                        (000 Omitted)           Value
Thailand - 0.8%
Total Access Communication,
  10.4s, 2004
  (Telecommunications)   ...  THB  450,000    $    8,161,875
                                              --------------
United Kingdom - 2.3%
United Kingdom Treasury,
  8s, 2003   ...............  GBP   14,180    $   25,257,076
                                              --------------
Venezuela - 1.8%
Republic of
  Venezuela  - DCB,
  6.75s, 2007   ............  VEB   23,000    $   19,866,250
                                              --------------
  Total Foreign Bonds   ..................    $  177,849,487
                                              --------------
  Total Bonds (Identified Cost,
    $1,052,949,107)  .....................    $1,048,884,784
                                              --------------


                                 Number of
Issuer                              Shares
Warrants
Republic of Venezuela,
  Expiration date 4/18/20
  (Identified Cost, $0) ...         37,500    $            0
                                              --------------
                              Principal Amount
                                 (000 Omitted)
Repurchase Agreement - 2.4%
Goldman Sachs, dated 10/31/97,
  due 11/3/97, total to be
  received $26,802,725 (secured
  by various U.S. Treasury and
  Federal Agency obligations
  in a jointly traded account),
  at cost   ...................... $26,790    $   26,790,000
                                              --------------
  Total Investments (Identified Cost,
    $1,079,739,107) ..............            $1,075,674,784
                                              --------------



                                     Principal Amount
Issuer                                    (000 Omitted)           Value
Call Option Written - (0.2)%
Issuer/Expiration Month/
  Strike Price - Swiss
  Francs/Deutsche
  Marks/March/0.847
  (Premiums received
  $338,285) ............   CHF/DEM        $48,509      $  (1,700,584)
                                                       --------------
Other Assets,
  Less Liabilities - 2.3%   ........................       24,393,456
                                                       --------------
  Net Assets - 100.0% ..............................   $1,098,367,656
                                                       --------------

###Security segregated as collateral for written option and interest rate swap.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

   AUD = Australian Dollars        ITL = Italian Lire
   CHF = Swiss Francs              NZD = New Zealand Dollar
   DEM = Deutsche Marks            SEK = Swedish Kronor
   DKK = Danish Kroner             THB = Thai Baht
   ESP = Spanish Pesetas           VEB = Bolivar
   GBP  = British Pounds

                       See notes to financial statements

Statement of Assets and Liabilities - October 31, 1997


Assets:
  Investments, at value (identified cost, $1,079,739,107)  ...........................  $1,075,674,784
  Cash  ..............................................................................          40,957
  Foreign currency, at value (identified cost, $458,258)   ...........................         442,339
  Receivable for interest rate swaps  ................................................          95,080
  Net receivable for forward foreign currency exchange contracts sold  ...............         530,739
  Net receivable for forward foreign currency exchange contracts purchased   .........       1,216,300
  Net receivable for foreign currency exchange contracts closed or subject to master
   netting agreements  ...............................................................       4,307,794
  Interest receivable  ...............................................................      18,850,239
  Other assets   .....................................................................          10,053
                                                                                        --------------
      Total assets  ..................................................................  $1,101,168,285
                                                                                        --------------
Liabilities:
  Payable to dividend disbursing agent   .............................................  $      594,459
  Written options outstanding, at value (premiums received, $338,285)  ...............       1,700,584
  Payable to affiliates -
    Management fee  ..................................................................          23,982
    Administrative fee ...............................................................             446
    Transfer and dividend disbursing agent fee .......................................          22,340
  Accrued expenses and other liabilities .............................................         458,818
                                                                                        --------------
      Total liabilities   ............................................................  $    2,800,629
                                                                                        --------------
Net assets ...........................................................................  $1,098,367,656
                                                                                        ==============
Net assets consist of:
  Paid-in capital   ..................................................................  $1,128,498,635
  Unrealized appreciation on investments and translation of assets and liabilities in
   foreign currencies  ...............................................................         699,702
  Accumulated net realized loss on investments and foreign currency transactions   ...     (23,630,264)
  Accumulated distributions in excess of net investment income   .....................      (7,200,417)
                                                                                        --------------
      Total   ........................................................................  $1,098,367,656
                                                                                        ==============
Shares of beneficial interest outstanding   ..........................................   141,553,916
                                                                                       ===============
Net asset value (net assets/shares of beneficial interest outstanding) ...............      $7.76
                                                                                       ===============

                       See notes to financial statements

Statement of Operations - Year Ended October 31, 1997


Net investment income:
  Interest income .........................................................    $  87,371,542
                                                                               -------------
  Expenses -
    Management fee   ......................................................    $   8,514,050
    Trustees' compensation ................................................          206,880
    Transfer and dividend disbursing agent fee  ...........................          304,188
    Administrative fee  ...................................................          109,860
    Custodian fee .........................................................          485,557
    Postage ...............................................................           82,611
    Printing   ............................................................           80,829
    Auditing fees .........................................................           76,653
    Legal fees ............................................................            9,810
    Miscellaneous .........................................................          287,883
                                                                               -------------
      Total expenses ......................................................    $  10,158,321
    Fees paid indirectly   ................................................         (120,565)
                                                                               -------------
      Net expenses   ......................................................    $  10,037,756
                                                                               -------------
        Net investment income .............................................    $  77,333,786
                                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
  Investment transactions  ................................................    $ (10,645,294)
  Written option transactions .............................................         (168,172)
  Foreign currency transactions  ..........................................       10,004,839
  Interest rate swaps   ...................................................        2,621,835
  Futures contracts  ......................................................           (5,755)
                                                                               -------------
    Net realized gain on investments and foreign currency transactions  ...    $   1,807,453
                                                                               -------------
Change in unrealized appreciation (depreciation) -
  Investments  ............................................................    $ (17,999,655)
  Written options .........................................................       (1,362,299)
  Translation of assets and liabilities in foreign currencies  ............       11,141,391
  Interest rate swaps   ...................................................         (994,284)
                                                                               -------------
    Net unrealized loss on investments and foreign currency translation ...    $  (9,214,847)
                                                                               -------------
      Net realized and unrealized loss on investments and foreign currency     $  (7,407,394)
                                                                               -------------
        Increase in net assets from operations  ...........................    $  69,926,392
                                                                               =============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                              Year Ended October 31,
                                                                                       ------------------------------------
                                                                                            1997                1996
                                                                                       -----------------   ----------------
Increase (decrease) in net assets:
From operations -
  Net investment income ............................................................    $   77,333,786     $  81,775,251
  Net realized gain on investments and foreign currency transactions ...............         1,807,453        10,348,422
  Net unrealized loss on investments and foreign currency translation   ............        (9,214,847)      (14,248,623)
                                                                                        --------------     --------------
    Increase in net assets from operations   .......................................    $   69,926,392     $  77,875,050
                                                                                        --------------     --------------
Distributions declared to shareholders -
  From net investment income  ......................................................    $  (77,333,786)    $ (81,775,251)
  In excess of net investment income   .............................................        (5,944,231)       (6,449,169)
                                                                                        --------------     --------------
       Total distributions declared to shareholders   ..............................    $  (83,278,017)    $ (88,224,420)
                                                                                        --------------     --------------
Trust share (principal) transactions -
  Cost of shares reacquired   ......................................................    $  (47,959,918)    $ (77,327,726)
                                                                                        --------------     --------------
       Total decrease in net assets ................................................    $  (61,311,543)    $ (87,677,096)
Net assets:
  At beginning of year  ............................................................     1,159,679,199     1,247,356,295
                                                                                        --------------     --------------
  At end of period (including accumulated distributions in excess of net investment
  income of ($7,200,417) and $4,003,657, respectively)   ...........................    $1,098,367,656     $1,159,679,199
                                                                                        ==============     ==============

                       See notes to financial statements

Financial Highlights


                                                                               Year Ended October 31,
Per share data (for a share outstanding                  -------------------------------------------------------------------
                                                          1997         1996         1995           1994           1993
throughout each period):                                 ----------   ----------   -----------   -------------   -----------
Net asset value - beginning of period  ...............   $  7.82      $  7.83       $   7.33       $   8.18       $   8.07
                                                         -------      -------       --------       --------       --------
Income from investment operations # -
  Net investment income    ...........................   $  0.54      $  0.53       $   0.55       $   0.51       $   0.58
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions   ....................................    ( 0.05)      ( 0.03)          0.32         ( 0.78)          0.21
                                                         -------      -------       --------       --------       --------
  Total from investment operations  ..................   $  0.49      $  0.50       $   0.87       $  (0.27)      $   0.79
                                                         -------      -------       --------       --------       --------
Less distributions declared to shareholders -
From net investment income ...........................   $ (0.54)     $ (0.53)      $  (0.53)      $  (0.03)      $  (0.52)
From net realized gain on investments and foreign
 currency transactions  ..............................        --           --             --             --         ( 0.16)
In excess of net investment income and foreign
 currency transactions  ..............................    ( 0.04)      ( 0.04)            --         ( 0.13)            --
From tax return of capital ...........................        --           --             --         ( 0.42)            --
                                                         -------      -------       --------       --------       --------
  Total distributions declared to shareholders   .       $ (0.58)     $ (0.57)      $  (0.53)      $  (0.58)      $  (0.68)
                                                         -------      -------       --------       --------       --------
Net increase from repurchase of capital shares  ......   $  0.03      $  0.06       $   0.16       $  --          $   --
                                                         -------      -------       --------       --------       --------
Net asset value - end of period  .....................   $  7.76      $  7.82       $   7.83       $   7.33       $   8.18
                                                         -------      -------       --------       --------       --------
Per share market value - end of period ...............   $  7.00      $  7.13       $   6.63       $   6.13       $   7.63
                                                         -------      -------       --------       --------       --------
Total return   .......................................     6.46%       17.40%         17.08%       (12.58)%          4.14%
Ratios (to average net assets)/Supplemental data:
  Expenses##   .......................................     0.91%        0.97%          1.02%          0.91%          0.95%
  Net investment income ..............................     6.92%        6.75%          7.13%          6.61%          7.13%
Portfolio turnover   .................................      213%         257%           242%           213%           270%
Net assets at end of period (000,000 omitted)   ......   $ 1,098      $ 1,160       $  1,247       $  1,411       $  1,597

 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.



                       See notes to financial statements

                                                                                Year Ended October 31,
Per share data (for a share outstanding                 -----------------------------------------------------------------------
                                                         1992         1991           1990           1989         1988***
throughout each period):                                ----------   -----------   -------------   ----------   ---------------
Net asset value - beginning of period ...............   $  8.24       $   8.45       $   8.87      $  9.16        $    9.30
                                                        -------       --------       --------      -------        ---------
Income from investment operations  -
  Net investment income[sec] ........................   $  0.66       $   0.67       $   0.75      $  0.83        $    0.48
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions  ....................................    ( 0.02)          0.17         ( 0.12)      ( 0.07)          ( 0.10)
                                                        -------       --------       --------      -------        ---------
  Total from investment operations ..................   $  0.64       $   0.84       $   0.63      $  0.76        $    0.38
                                                        -------       --------       --------      -------        ---------
  Less distributions declared to shareholders -
  From net investment income ........................   $ (0.60)      $  (0.62)      $  (0.63)     $ (0.92)       $   (0.39)
  From paid in capital ..............................    ( 0.21)        ( 0.43)        ( 0.42)      ( 0.13)          ( 0.13)
                                                        -------       --------       --------      -------        ---------
  Total distributions declared to shareholders   .      $ (0.81)      $  (1.05)      $  (1.05)     $ (1.05)       $   (0.52)
Net asset value - end of period .....................   $  8.07       $   8.24       $   8.45      $  8.87        $    9.16
                                                        -------       --------       --------      -------        ---------
Per share market value - end of period   ............   $  8.00       $   8.00       $   7.63      $  8.75        $    9.38
                                                        -------       --------       --------      -------        ---------
Total return  .......................................    10.35%         19.55%       ( 0.94)%        4.94%         ( 1.17)%*
Ratios (to average net assets)/Supplemental data:
  Expenses ..........................................     1.01%          1.00%          1.01%        1.10%            0.99%*
  Net investment income   ...........................     7.96%          8.10%          8.74%        9.34%            8.39%*
Portfolio turnover  .................................      401%          1004%           554%         546%             206%
Net assets at end of period (000,000 omitted)  ......   $ 1,615       $  1,644       $  1,695      $ 1,791        $   1,837

  *Annualized.
***For the period from the commencement of the Trust's investment operations, March 17, 1988, through October 31, 1988. [sec]The investment adviser voluntarily waived a portion of their management fee amounting to $.0018 per share for the year ended October 31, 1990. If this fee had been incurred by the Trust, the ratio of expenses and net investment income to average net assets would have been 1.03% and 8.72%, respectively.



                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On Contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $2,747,471 was reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $23,200,041 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2005, ($509,910), October 31, 2003, ($6,526,984), and
October 31, 2002, ($16,163,147).

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.32% of average daily net assets and 5.65% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $55,613 for the year ended October 31, 1997.

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:


    Total Number of Accounts            Annual Account Fee
    ------------------------            ------------------
    Less than 75,000  ......            $9.00
    75,000 and over   ......            $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                           Purchases          Sales
    ------------------------------------------------------------------------------------
    U.S. government securities  ........................  $1,453,327,811  $1,146,855,162
                                                          ==============  ==============
    Investments (non-U.S. government securities)  ......  $  770,615,080  $1,047,719,401
                                                          ==============  ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


    Aggregate cost  .....................    $1,080,169,331
                                             ==============
    Gross unrealized depreciation  ......    $  (20,619,847)
    Gross unrealized appreciation  ......        16,125,300
                                             --------------
    Net unrealized depreciation .........    $   (4,494,547)
                                             ==============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                    Year Ended October 31,
                                   -------------------------
                                     1997           1996
    --------------------------------------------------------
    Treasury shares reacquired     6,728,100     11,114,600
                                   =========     ==========

In accordance with the provisions of the Trust's prospectus, 6,728,100 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1997, at an average price per share of $7.13 and a weighted average discount of 8.43% per share. The Trust repurchased 11,114,600 shares of beneficial interest during the year ended October 31, 1996, at an average price per share of $6.96 and a weighted average discount of 11.05% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (Unaudited)


                                                                             Net Realized and         Net Increase (Decrease)
                                                         Net              Unrealized Gain (Loss)      in Net Assets Resulting
Quarterly Period Ended     Investment Income      Investment Income           on Investments              from Operations
------------------------ ------------------------------------------------------------------------------------------------------
                                        Per                    Per                        Per                         Per
Fiscal 1997                Amount      Share      Amount      Share       Amount         Share         Amount         Share
-----------               ------------------------------------------------------------------------------------------------------
January 31  ............  $22,146,150   $ 0.15   $19,379,465   $ 0.13   $  (1,399,378)   $  (0.01)   $  17,980,087    $  0.12
April 30 ...............   21,808,338     0.15    19,679,284     0.14     (15,568,174)     ( 0.11)       4,111,110       0.03
July 31  ...............   22,056,972     0.16    19,342,831     0.14      15,863,901        0.11       35,206,732       0.25
October 31  ............   21,360,082     0.15    18,932,206     0.13      (6,303,743)     ( 0.04)      12,628,463       0.09
                          -----------   ------   -----------   ------   -------------    --------    -------------    -------
                          $87,371,542   $ 0.61   $77,333,786   $ 0.54   $  (7,407,394)   $  (0.05)   $  69,926,392    $  0.49
                          ===========   ======   ===========   ======   =============    ========    =============    =======
Fiscal 1996
-----------
January 31  ............  $23,565,999   $ 0.15   $20,589,786   $ 0.13   $  25,021,893    $   0.15    $  45,611,679    $  0.28
April 30 ...............   23,871,208     0.16    20,924,083     0.14     (46,704,849)     ( 0.28)     (25,780,766)     (0.14)
July 31  ...............   23,418,189     0.15    20,480,501     0.13      (4,874,279)     ( 0.05)      15,606,222       0.08
October 31  ............   22,646,733     0.15    19,780,881     0.13      22,657,034        0.15       42,437,915       0.28
                          -----------   ------   -----------   ------   -------------    --------    -------------    -------
                          $93,502,129   $ 0.61   $81,775,251   $ 0.53   $  (3,900,201)   $  (0.03)   $  77,875,050    $  0.50
                          ===========   ======   ===========   ======   =============    ========    =============    =======

(7) Line of Credit

The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1997, was $9,194.

(8) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For the year ended October 31, 1997, the Trust did not hold any of these financial instruments.

Written Option Transactions
---------------------------

                                                            1997 Calls                             1997 Puts
                                              -----------------------------------------------------------------------------
                                               Principal Amounts of                   Principal Amounts of
                                              Contracts (000 Omitted)    Premiums    Contracts (000 Omitted)   Premiums
---------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period ............            --             $  --                   --              $   --
 Options written -
  Australian Dollars ........................           17,779             92,629               --                  --
  Deutsche Marks/British Pounds  ............            --                 --                19,528              41,081
  Swiss Francs/Deutsche Marks ...............           68,752            462,006               --                  --
 Options terminated in closing transactions -
  Australian Dollars ........................          (17,779)           (92,629)              --                  --
  Deutsche Marks/British Pounds  ............               --                 --             (19,528)            (41,081)
  Swiss Francs/Deutsche Marks ...............          (20,243)          (123,721)              --                  --
                                                       -------          ---------             -------           ---------
Outstanding, end of period ..................           48,509          $ 338,285               --              $   --
                                                       -------          ---------             -------           ---------
Outstanding, end of period consist of:
  Swiss Francs/Deutsche Marks ...............           48,509          $ 338,285               --              $   --
                                                       -------          ---------             -------           ---------

At October 31, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts



                                         Contracts to                           Contracts at           Net Unrealized
             Settlement Date            Deliver/Receive     In Exchange for        Value         Appreciation (Depreciation)
            -----------------           -----------------   -----------------   --------------   ----------------------------
Sales       01/07/98   ......   AUD         7,357,874         $  5,400,274       $  5,239,262            $  161,012
            01/07/98   ......   DEM        50,127,100           29,517,783         29,148,056               369,727
                                                              ------------      --------------           ------------
                                                              $ 34,918,057       $ 34,387,318            $  530,739
                                                              ============       ============            ==========
Purchases   01/07/98   ......   CHF           44,629,319      $ 31,769,162       $ 32,071,744            $  302,582
            01/07/98   ......   DKK           97,638,295        14,992,704         14,918,741               (73,963)
            01/07/98   ......   ESP        3,564,032,863        23,823,749         24,481,342               657,593
            01/01/98   ......   GBP            9,457,184        15,815,722         15,811,618                (4,104)
            01/07/98   ......   ITL       26,471,109,557        15,283,763         15,617,955               334,192
                                                              ------------       ------------            ----------
                                                              $101,685,100       $102,901,400            $1,216,300
                                                              ============       ============            ==========

Forward foreign currency purchases and sales under master netting arrangements excluded above amounted to a net receivable of $3,916,542 with Banker's Trust, and $2,055,626 with Merrill Lynch, a net payable of $1,136,807 with Deutsche Bank, $343,571 with CS First Boston, and $266,209 with Swiss Bank at October 31, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $82,213 with Goldman Sachs at October 31, 1997. At October 31, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                           Notional              Cash Flows            Cash Flows        Unrealized
                       Principal Amount            Paid by            Received by       Appreciation
 Expiration              of Contract              the Trust            the Trust       (Depreciation)
------------           ------------------   ---------------------   ----------------   ---------------
 9/18/00        DEM     30,720,295           Floating - 6M LIBOR      Fixed - 4.565%       $121,824
 9/18/00        ITL     29,940,000,000       Floating - 6M LIBOR      Fixed - 5.685%        (26,744)
                                                                                         -----------
                                                                                           $ 95,080
                                                                                         ===========

At October 31, 1997, the Trust had segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of October 31,1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997, and 1996, and the financial highlights for each of the years in the ten-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at October 31,1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 1997

[Back Cover]
MFS(R) Intermediate Income Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
Steven E. Nothern*
Christopher D. Piros*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank
and Trust Company c/o
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.



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